Filed pursuant Rule 497(a)

File No. 333-293992

Rule 482ad

FOR IMMEDIATE RELEASE

Buttonwood First Access Fund Ltd. Announces Filing of Registration Statement with the Securities Exchange Commission (the “SEC”)

NEW YORK, NY -- March 12, 2026 -- Buttonwood First Access Fund Ltd. (“The Fund”) has announced that it has filed a Registration Statement on Form N-2 with the Securities and Exchange Commission (the “SEC”).

The Fund is a closed-end investment company designed to fulfill a singular mission: providing all investors, regardless of net worth, with a dedicated vehicle for entering the private markets. By focusing on disruptive technology, high-growth companies at the forefront of their industries, the Fund aims to bridge the gap between traditional private placement investing and the ease of purchasing a public security.

"Our filing marks a pivotal step in our commitment to truly democratizing the private markets," said Joseph A. Alagna, Chairman & CEO of The Buttonwood First Access Fund, and Managing Member of Buttonwood Group Advisors LLC. "For too long, the best growth opportunities have been reserved for a select few. We believe the opportunity to invest in world-class, pre-IPO companies should be available to everyone. The Buttonwood First Access Fund is the answer to a system that historically has prohibited the everyday investor access to privately held opportunities before they become public."

Strategic Highlights:

•	Access for Everyone: Unlike traditional private equity funds that require "accredited" or "qualified purchaser" status, this Fund is designed to be accessible to the general public, removing the high barriers to entry that have historically characterized private market investing that excluded the general public’s participation.

•	Portfolio Focus: The Fund’s investment strategy will target a concentrated portfolio of high-growth private companies that we identify as best-in-class leaders in sectors poised for significant disruption and innovation.

For more information regarding the Buttonwood First Access Fund please review the registration statement at https://www.sec.gov/Archives/edgar/data/2104046/000121390026023498/ea0279503-01_n2.htm

About Us

Buttonwood First Access Fund

Buttonwood is a closed-end management investment company that is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Buttonwood is advised by Buttonwood Group Advisors LLC which, since its founding in 2011, has focused on making investments in fast-growing, globally disruptive, pre-IPO companies.

The registration statement has not yet become effective. The information in the registration statement and this communication is not complete and may be changed This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. Any offers, solicitations of offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended. This communication contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Fund, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. Actual results, events and operations may vary considerably from the Fund’s estimates.

Contact:

Deborah Kostroun, Zito Partners

Email: dkostroun@zitopartners.com

Telephone: +1 (201) 403-8185